Exhibit 99.1

Auxilium Pharmaceuticals, Inc. and Xstelos Holdings, Inc. Receive 505(b)(2) Paragraph IV Certification Notice from Upsher-Smith Laboratories, Inc. for Testim®

MALVERN, PA and NEW YORK, NY (January 3, 2013) — Auxilium Pharmaceuticals, Inc. (“Auxilium”) and Xstelos Holdings, Inc. (OTCQB: XTLS) (“Xstelos”) today announced that they have received a notice from Upsher-Smith Laboratories, Inc. (“USL”) that advises them of USL’s filing of a 505(b)(2) New Drug Application (NDA) containing a Paragraph IV certification under 21 U.S.C. Section 314.52(c) for testosterone gel. This Paragraph IV certification notice refers to the ten U.S. patents, covering Testim®, 1% testosterone gel, that are listed in the Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration.  These ten patents are owned by FCB I LLC, an indirect majority owned subsidiary of Xstelos.  Xstelos holds the assets of CPEX Pharmaceuticals, Inc., the predecessor owner of the patents.  The referenced Testim patents will expire between 2023 and 2025.

Auxilium and Xstelos are currently reviewing the details of this notice from Upsher Smith. Auxilium and Xstelos intend to pursue all available legal and regulatory options in defense of Testim, including enforcement of their intellectual property rights and approved labeling.

About Auxilium

Auxilium Pharmaceuticals, Inc. is a specialty biopharmaceutical company with a focus on developing and marketing products to predominantly specialist audiences. Auxilium markets Testim® 1% (testosterone gel) for the topical treatment of hypogonadism and XIAFLEX® (collagenase clostridium histolyticum) for the treatment of adult DC patients with a palpable cord in the U.S. GSK co-promotes Testim with Auxilium in the U.S. Ferring International Center S.A. markets Testim in certain countries of the EU and Paladin Labs Inc. markets Testim in Canada. Pfizer has marketing rights for XIAPEX® (the EU tradename for collagenase clostridium histolyticum) in 46 countries in Eurasia through April 24, 2013; Asahi Kasei Pharma Corporation has development and commercial rights for XIAFLEX in Japan; and Actelion Pharmaceuticals Ltd has development and commercial rights for XIAFLEX in Canada, Australia, Brazil and Mexico. The sBLA for XIAFLEX for the treatment of PD was submitted to the FDA on November 6, 2012 and has been accepted for Standard review with a PDUFA date of September 6, 2013. Additionally, collagenase clostridium histolyticum (CCH) is in phase IIa of development for the treatment of Frozen Shoulder syndrome (adhesive capsulitis) and phase Ib of development for the treatment of cellulite (edematous fibrosclerotic panniculopathy). Auxilium also has rights to pursue additional indications for CCH. For additional information, visit http://www.auxilium.com.

About Xstelos

Xstelos is a holding company formed for the purpose of holding the assets of CPEX Pharmaceuticals, Inc., an indirect, majority owned subsidiary of Xstelos.

Subject to certain exceptions, including prior exemption by Xstelos’ board of directors, Xstelos’ Certificate of Incorporation prohibits and makes void ab initio certain transfers of its common stock, to the extent that after giving effect to such purported transfer (i) the purported transferee would become a 4.75% or greater holder of its common stock, (ii) the ownership of a 4.75% stock holder’s common stock, prior to giving effect to the purported transfer, would be increased or (iii) the transfer creates a new “public group” under Treasury Section 1.382-2T(j)(3)(i).

AUXILIUM SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, which discuss matters that are not facts, and may include words to indicate their uncertain nature such as “believe,” “expect,” anticipate,” “intend,” “plan,” “should,” “could,” “estimate,” “project,” “will,” and “target.” Auxilium’s forward-looking statements convey management’s expectations, beliefs, plans and objectives regarding future performance of Auxilium and are based upon preliminary information and management assumptions. No specific assurances can be given with respect to whether Auxilium will pursue any of the legal or regulatory options available to it in defense of the ten patents covering Testim, including enforcement of their intellectual property rights and approved labeling, or whether Auxilium will be successful in any of those efforts that it does choose to pursue. While Auxilium may elect to update the forward-looking statements made in this news release in the future, Auxilium specifically disclaims any obligation to do so. Such forward-looking statements are subject to a wide range of risks and uncertainties that could cause Auxilium’s results to differ in material respects, including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, litigation strategies, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration, and those risks discussed in Auxilium’s reports on file with the Securities and Exchange Commission (the “SEC”). Auxilium’s SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of Auxilium’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.” There may be additional risks that the Auxilium does not presently know or that Auxilium currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.

XSTELOS SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on current expectations, estimates and projections about Xstelos’ business based, in part, on assumptions made by management.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and the following:  the expectation that Xstelos’ business and operations will continue as presently conducted; competition from existing products or new products that may emerge; regulatory difficulties relating to products that have already received regulatory approval; potential product liability claims; Xstelos’ dependency on third-party manufacturers to supply or manufacture Xstelos’ products; Xstelos’ ability to establish or maintain collaborations, licensing or other arrangements; Xstelos’ ability and third parties’ abilities to protect intellectual property rights; limitations of Xstelos’ ability to utilize its net operating losses; compliance with obligations under intellectual property licenses with third parties; Xstelos’ ability to successfully invest for future growth; and other risks discussed from time to time in Xstelos’ Securities and Exchange Commission filings and reports.  In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions.  Such forward-looking statements speak only as of the date on which they are made, and Xstelos does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Auxilium Contacts:

James E. Fickenscher/CFO

Auxilium Pharmaceuticals, Inc.

(484) 321-5900

jfickenscher@auxilium.com

William Q. Sargent Jr./ VP IR

Auxilium Pharmaceuticals, Inc.

(484) 321-5900

wsargent@auxilium.com

Xstelos Contact:

Xstelos Holdings, Inc.

Jonathan M. Couchman

President, Chief Executive Officer and Chief Financial Officer

(212) 729-4962

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